UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 19, 2009

INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

300-1055 West Hastings Street
Vancouver, British Columbia
Canada V6E 2E9
(Address of principal executive offices and Zip Code)

604-609-6152
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01	CHANGE IN CONTROL OF REGISTRANT.

On August 19, 2009, in a private transaction, our president, Jeff Thachuk, transferred 1,012,500 restricted shares of common stock owned by him (the “Transfer”) to Mark Burgert, the sole principal of Coronus Energy Corp. (“Coronus”), in connection with our proposed acquisition (the "Share Exchange") of all the issued and outstanding shares of Coronus from Mr. Burgert, as reported in our Form 8-K filed with the SEC on August 11, 2009.  Mr. Thachuk transferred the shares to Mr. Burgert for $1.00.  The completion of the Transfer is a condition precedent to the completion of the Share Exchange.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the transfer of shares to Mr. Burgert. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	3,275,000(1)	48.37%

Raven Kopelman	0(2)	0.00%

David Holmes	10,000(3)	0.15%

Kenneth Bogas	5,000(4)	0.07%

All officers and directors as a group (4 persons)	3,290,000	48.59%

Greg Zakaib	475,000	7.01%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	400,000	5.91%
27133-25A Avenue, Aldergrove, BC V4W 3N4

(1)	Does not include stock options to acquire an additional 175,000 shares of common stock at an exercise price of $0.13 per share.

(2)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.13 per share.

(3)	Does not include stock options to acquire an additional 5,000 shares of common stock at an exercise price of $0.13 per share.

(4)	Does not include stock options to acquire an additional 5,000 shares of common stock at an exercise price of $0.13 per share.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the transfer of shares to Mr. Burgert. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	2,262,500(1)	33.41%

Raven Kopelman	0(2)	0.00%

David Holmes	10,000(3)	0.15%

Kenneth Bogas	5,000(4)	0.07%

All officers and directors as a group (4 persons)	2,277,500	33.63%

Greg Zakaib	475,000	7.01%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	400,000	5.91%
27133-25A Avenue, Aldergrove, BC V4W 3N4

Mark Burgert	1,262,500	18.64%
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Does not include stock options to acquire an additional 175,000 shares of common stock at an exercise price of $0.13 per share.

(2)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.13 per share.

(3)	Does not include stock options to acquire an additional 5,000 shares of common stock at an exercise price of $0.13 per share.

(4)	Does not include stock options to acquire an additional 5,000 shares of common stock at an exercise price of $0.13 per share.

ITEM 7.01      REGULATION FD DISCLOSURE.

On August 19, 2009, we issued a press release announcing the acquisition of 1,012,5000 shares of our common stock by Mark Burgert from Jeff Thachuk.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of August, 2009.

INSIGHTFULMIND LEARNING, INC.

BY:	JEFF THACHUK
Jeff Thachuk
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and a Director